UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 27, 2013

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information under Item 8.01 is incorporated by reference.

Item 5.08.	Shareholder Director Nominations.

The information under Item 8.01 is incorporated by reference.

Item 8.01.	Other Events.

On November 27, 2013, the Board of Directors (the “Board”) of Intevac, Inc. (the “Company”) determined to extend the deadline for stockholders to nominate directors to the Board at the Company’s 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) from December 5, 2013 to December 12, 2013. Any director nominations received by the Company on or prior to 5:00 p.m., Pacific time, on December 12, 2013 and otherwise complying with the Company’s bylaws may be submitted to stockholders at the 2014 Annual Meeting. The deadline for stockholders to propose other business for consideration at the 2014 Annual Meeting remains December 5, 2013.

The deadline for proposals to be considered for inclusion in the Company’s proxy statement for the 2014 Annual Meeting made pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, remains December 5, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: November 27, 2013	/s/ JEFFREY ANDRESON
Jeffrey Andreson
Executive Vice President, Finance and Administration,
Chief Financial Officer, Treasurer and Secretary